                                                        Exhibit 99.B(h)(6)(A)(i)

[ING FUNDS LOGO]

July 14, 2005


Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

     Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Prime Institutional Money Market Fund, a newly established series of ING Funds Trust, ING VP Index Plus International Equity Portfolio, ING MarketPro Portfolio, ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Growth Portfolio and ING MarketStyle Moderate Portfolio, five newly established series of ING Investors Trust (the "Funds"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Funds to the AMENDED AND RESTATED EXHIBIT A of the Agreement. This AMENDED AND RESTATED EXHIBIT A supersedes the previous AMENDED AND RESTATED EXHIBIT A dated April 11, 2005.

     Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Funds by signing below.


                                        Very sincerely,


                                        /s/ Todd Modic
                                        Todd Modic
                                        Senior Vice President
                                        ING Funds Trust
                                        ING Investors Trust

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:    /s/ Nick Horvath
       ---------------------------------------
Name:  Nick Horvath
       ---------------------------------------
Title: Director of Operations, Duly Authorized
       ---------------------------------------

7337 E. Doubletree Ranch Rd.         Tel: 480-477-3000           ING Funds Trust
Scottsdale, AZ 85258-2034            Fax: 480-477-2700       ING Investors Trust
                                     www.ingfunds.com

                         AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN

                                    THE FUNDS

                                       AND

                                DST SYSTEMS, INC.

                                                                           TYPE OF             STATE OF         TAXPAYER
TAXPAYER/FUND NAME                                                      ORGANIZATION         ORGANIZATION       I.D. NO.
------------------                                                      ------------         ------------       --------
ING CORPORATE LEADERS TRUST FUND                                     TRUST               NEW YORK              13-6061925

ING EQUITY TRUST                                                     Business Trust      Massachusetts            N/A
  ING Convertible Fund                                                                                         33-0552461
  ING Disciplined LargeCap Fund                                                                                06-1533751
  ING Equity and Bond Fund                                                                                     33-0552418
  ING Financial Services Fund                                                                                  95-4020286
  ING LargeCap Growth Fund                                                                                     33-0733557
  ING LargeCap Value Fund                                                                                      20-0437128
  ING MidCap Opportunities Fund                                                                                06-1522344
  ING MidCap Value Choice Fund                                                                                 20-2024800
  ING MidCap Value Fund                                                                                        86-1048451
  ING Principal Protection Fund                                                                                86-1033467
  ING Principal Protection Fund II                                                                             86-1039030
  ING Principal Protection Fund III                                                                            86-1049217
  ING Principal Protection Fund IV                                                                             82-0540557
  ING Principal Protection Fund V                                                                              27-0019774
  ING Principal Protection Fund VI                                                                             48-1284684
  ING Principal Protection Fund VII                                                                            72-1553495
  ING Principal Protection Fund VIII                                                                           47-0919259
  ING Principal Protection Fund IX                                                                             20-0453800
  ING Principal Protection Fund X                                                                              20-0584080
  ING Principal Protection Fund XI                                                                             20-0639761
  ING Principal Protection Fund XII                                                                            20-1420367
  ING Principal Protection Fund XIII                                                                           20-1420401
  ING Principal Protection Fund XIV                                                                            20-1420432
  ING Real Estate Fund                                                                                         43-1969240
  ING SmallCap Opportunities Fund                                                                              04-2886856
  ING SmallCap Value Choice Fund                                                                               20-2024826
  ING SmallCap Value Fund                                                                                      86-1048453

ING FUNDS TRUST                                                      Statutory Trust     Delaware                 N/A
  ING Classic Money Market Fund                                                                                23-2978935

                                                                           TYPE OF             STATE OF         TAXPAYER
TAXPAYER/FUND NAME                                                      ORGANIZATION         ORGANIZATION       I.D. NO.
------------------                                                      ------------         ------------       --------
ING FUNDS TRUST (CONTINUED)
  ING GNMA Income Fund                                                                                         22-2013958
  ING High Yield Bond Fund                                                                                     23-2978938
  ING Institutional Prime Money Market Fund                                                                    20-2990793
  ING Intermediate Bond Fund                                                                                   52-2125227
  ING National Tax-Exempt Bond Fund                                                                            23-2978941

ING INVESTMENT FUNDS, INC.                                           Corporation         Maryland                 N/A
  ING MagnaCap Fund                                                                                            22-1891924

ING INVESTORS TRUST                                                  Business Trust      Massachusetts            N/A
  ING AIM Mid Cap Growth Portfolio                                                                             13-3851354
  ING Alliance Mid Cap Growth Portfolio                                                                        51-0380290
  ING American Funds Growth Portfolio                                                                          55-0839555
  ING American Funds Growth-Income Portfolio                                                                   55-0839542
  ING American Funds International Portfolio                                                                   55-0839952
  ING Capital Guardian Managed Global Portfolio                                                                51-0377646
  ING Capital Guardian Small/Mid Cap Portfolio                                                                 13-3869101
  ING Capital Guardian U.S. Equities Portfolio                                                                 23-3027332
  ING Eagle Asset Capital Appreciation Portfolio                                                               13-3793993
  ING Evergreen Health Sciences Portfolio                                                                      20-0573913
  ING Evergreen Omega Portfolio                                                                                20-0573935
  ING FMR(SM) Diversified Mid Cap Portfolio                                                                    25-6725709
  ING FMR(SM) Earnings Growth Portfolio                                                                        20-1794099
  ING Global Resources Portfolio                                                                               95-6895627
  ING Goldman Sachs Tollkeeper(SM) Portfolio                                                                   23-3074142
  ING International Portfolio                                                                                  23-3074140
  ING Janus Contrarian Portfolio                                                                               23-3054937
  ING Jennison Equity Opportunities Portfolio                                                                  13-6990661
  ING JPMorgan Emerging Markets Equity                                                                         52-2059121
  Portfolio
  ING JPMorgan Small Cap Equity Portfolio                                                                      02-0558352
  ING JPMorgan Value Opportunities Portfolio                                                                   20-1794128
  ING Julius Baer Foreign Portfolio                                                                            02-0558388
  ING Legg Mason Value Portfolio                                                                               23-3054962
  ING LifeStyle Aggressive Growth Portfolio                                                                    20-0573999
  ING LifeStyle Growth Portfolio                                                                               20-0573986
  ING LifeStyle Moderate Growth Portfolio                                                                      20-0573968
  ING LifeStyle Moderate Portfolio                                                                             20-0573946
  ING Limited Maturity Bond Portfolio                                                                          95-6895624
  ING Liquid Assets Portfolio                                                                                  95-6891032
  ING MarketPro Portfolio                                                                                      20-2990523
  ING MarketStyle Growth Portfolio                                                                             20-2990561
  ING MarketStyle Moderate Growth Portfolio                                                                    20-2990595

                                                                           TYPE OF             STATE OF         TAXPAYER
TAXPAYER/FUND NAME                                                      ORGANIZATION         ORGANIZATION       I.D. NO.
------------------                                                      ------------         ------------       --------
ING INVESTORS TRUST (CONT.)
  ING MarketStyle Moderate Portfolio                                                                           20-2990628
  ING Marsico Growth Portfolio                                                                                 51-0380299
  ING Marsico International Opportunities Portfolio                                                            20-1794156
  ING Mercury Focus Value Portfolio                                                                            02-0558367
  ING Mercury Large Cap Growth Portfolio                                                                       02-0558346
  ING MFS Mid Cap Growth Portfolio                                                                             51-0380288
  ING MFS Total Return Portfolio                                                                               51-0380289
  ING MFS Utilities Portfolio                                                                                  20-2455961
  ING Oppenheimer Main Street Portfolio(R)                                                                     51-0380300
  ING PIMCO Core Bond Portfolio                                                                                51-0380301
  ING PIMCO High Yield Portfolio                                                                               02-0558398
  ING Pioneer Fund Portfolio                                                                                   20-1487161
  ING Pioneer Mid Cap Value Portfolio                                                                          20-1487187
  ING Salomon Brothers All Cap Portfolio                                                                       23-0326348
  ING Salomon Brothers Investors Portfolio                                                                     23-3027331
  ING Stock Index Portfolio                                                                                    55-0839540
  ING T. Rowe Price Capital Appreciation Portfolio                                                             95-6895626
  ING T.Rowe Price Equity Income Portfolio                                                                     95-6895630
  ING UBS U.S. Allocation Portfolio                                                                            23-3054961
  ING Van Kampen Equity Growth Portfolio                                                                       02-0558376
  ING Van Kampen Global Franchise Portfolio                                                                    02-0558382
  ING Van Kampen Growth and Income Portfolio                                                                   13-3729210
  ING Van Kampen Real Estate Portfolio                                                                         95-6895628
  ING VP Index Plus International Equity Portfolio                                                             20-2990679

ING MAYFLOWER TRUST                                                  Business Trust      Massachusetts            N/A
  ING International Value Fund                                                                                 06-1472910

ING MUTUAL FUNDS                                                     Statutory Trust     Delaware                 N/A
  ING Emerging Countries Fund                                                                                  33-0635177
  ING Foreign Fund                                                                                             72-1563685
  ING Global Equity Dividend Fund                                                                              55-0839557
  ING Global Real Estate Fund                                                                                  86-1028620
  ING Global Value Choice Fund                                                                                 33-0552475
  ING International Fund                                                                                       22-3278095
  ING International Value Choice Fund                                                                          20-2024764
  ING International SmallCap Fund                                                                              33-0591838
  ING Precious Metals Fund                                                                                     13-2855309
  ING Russia Fund                                                                                              22-3430284

                                                                           TYPE OF             STATE OF         TAXPAYER
TAXPAYER/FUND NAME                                                      ORGANIZATION         ORGANIZATION       I.D. NO.
------------------                                                      ------------         ------------       --------
ING PARTNERS, INC.                                                   Corporation         Maryland                 N/A
  ING American Century Large Company Value Portfolio                                                           52-2354157
  ING American Century Select Portfolio                                                                        52-2354143
  ING American Century Small Cap Value Portfolio                                                               45-0467862
  ING Baron Small Cap Growth Portfolio                                                                         75-3023525
  ING Fidelity(R) VIP Contrafund(R) Portfolio                                                                  20-1351800
  ING Fidelity(R) VIP Equitylncome Portfolio                                                                   20-1352142
  ING Fidelity(R) VIP Growth Portfolio                                                                         20-1352125
  ING Fidelity(R) VIP Mid Cap Portfolio                                                                        20-1352148
  ING Fundamental Research Portfolio                                                                           52-2354152
  ING Goldman Sachs(R) Capital Growth Portfolio                                                                52-2354149
  ING Goldman Sachs(R) Core Equity Portfolio                                                                   51-0457737
  ING JPMorgan Fleming International Portfolio                                                                 06-1496079
  ING JPMorgan Mid Cap Value Portfolio                                                                         75-3023510
  ING MFS Capital Opportunities Portfolio                                                                      06-1496058
  ING OpCap Balanced Value Portfolio                                                                           52-2354147
  ING Oppenheimer Global Portfolio                                                                             75-3023503
  ING Oppenheimer Strategic Income Portfolio                                                                   20-1544721
  ING PIMCO Total Return Portfolio                                                                             75-3023517
  ING Salomon Brothers Aggressive Growth Portfolio                                                             06-1496052
  ING Salomon Brothers Fundamental Value Portfolio                                                             52-2354160
  ING Salomon Brothers Large Cap Growth Portfolio                                                              51-0457738
  ING Solution 2015 Portfolio                                                                                  20-2456044
  ING Solution 2025 Portfolio                                                                                  47-0951928
  ING Solution 2035 Portfolio                                                                                  20-2456104
  ING Solution 2045 Portfolio                                                                                  20-2456138
  ING Solution Income Portfolio                                                                                20-2456008
  ING T. Rowe Price Diversified Mid Cap Growth Portfolio                                                       52-2354156
  ING T. Rowe Price Growth Equity Portfolio                                                                    06-1496081
  ING UBS U.S. Large Cap Equity Portfolio                                                                      06-1496055
  ING Van Kampen Comstock Portfolio                                                                            75-3023521
  ING Van Kampen Equity and Income Portfolio                                                                   52-2354153

ING PRIME RATE TRUST                                                 Business Trust      Massachusetts         95-6874587

ING SENIOR INCOME FUND                                               Statutory Trust     Delawar               86-1011668

ING VARIABLE INSURANCE TRUST                                         Statutory Trust     Delawar                  N/A
  ING GET U.S. Core Portfolio - Series 1                                                                       43-2007006

                                                                           TYPE OF             STATE OF         TAXPAYER
TAXPAYER/FUND NAME                                                      ORGANIZATION         ORGANIZATION       I.D. NO.
------------------                                                      ------------         ------------       --------
ING VARIABLE INSURANCE TRUST (CONT.)
  ING GET U.S. Core Portfolio - Series 2                                                                       41-2107140
  ING GET U.S. Core Portfolio - Series 3                                                                       32-0090501
  ING GET U.S. Core Portfolio - Series 4                                                                       32-0090502
  ING GET U.S. Core Portfolio - Series 5                                                                       32-0090504
  ING GET U.S. Core Portfolio - Series 6                                                                       32-0090505
  ING GET U.S. Core Portfolio - Series 7                                                                       83-0403223
  ING GET U.S. Core Portfolio - Series 8                                                                       20-1420513
  ING GET U.S. Core Portfolio - Series 9                                                                       20-1420578
  ING GET U.S. Core Portfolio - Series 10                                                                      20-2936139
  ING GET U.S. Core Portfolio - Series 11                                                                      20-2936166
  ING GET U.S. Core Portfolio - Series 12                                                                      20-2936189
  ING GET U.S. Opportunity Portfolio - Series 1                                                                43-2007032
  ING GET U.S. Opportunity Portfolio - Series 2                                                                   TBD
  ING VP Global Equity Dividend Portfolio                                                                      25-6705433

ING VARIABLE PRODUCTS TRUST                                          Business Trust      Massachusetts            N/A
  ING VP Convertible Portfolio                                                                                 86-1028318
  ING VP Disciplined LargeCap Fund                                                                             06-6397003
  ING VP Financial Services Portfolio                                                                          86-1028316
  ING VP High Yield Bond Portfolio                                                                             06-6396995
  ING VP International Value Portfolio                                                                         06-6453493
  ING VP LargeCap Growth Portfolio                                                                             86-1028309
  ING VP MagnaCap Portfolio                                                                                    06-6493762
  ING VP MidCap Opportunities Portfolio                                                                        06-6493760
  ING VP Real Estate Portfolio                                                                                 20-0453833
  ING VP SmallCap Opportunities Portfolio                                                                      06-6397002

ING VP EMERGING MARKETS FUND, INC.                                   Corporation         Maryland              06-1287459

ING VP NATURAL RESOURCES TRUST                                       Business Trust      Massachusetts         22-2932678

USLICO SERIES FUND                                                   Business Trust      Massachusetts            N/A
  The Asset Allocation Portfolio                                                                               54-1499147
  The Bond Portfolio                                                                                           54-1499901
  The Money Market Portfolio                                                                                   54-1499149
  The Stock Portfolio                                                                                          54-1499398

                                DST SYSTEMS, INC.
                     FEE SCHEDULE FOR ING FUND SERVICES, LLC
                        MARCH 1, 2004 - FEBRUARY 28, 2006

A.     CUSIP BASE FEES:

       ING Funds                                                              $ 500.00 per fund per year
       Principal Protection Funds                                             $ 375.00 per fund per year
       Variable Annuity Funds                                                 $ 100.00 per fund per year

B.     ACCOUNT FEES:

       NSCC Level 3 Open Accounts
                ING Funds                                                     $   6.65 per account per year
                Principal Protection Funds                                    $   4.96 per account per year
                Variable Annuity Funds                                        $   6.65 per account per year
       Omnibus Open Accounts
                ING Funds                                                     $ 100.00 per account per year
                Principal Protection Funds                                    $  75.00 per account per year
                Variable Annuity Funds                                        $   6.65 per account per year
       Non-Level 3, Non-Omnibus Open Accounts
                ING                                                           $   9.15 per account per year
                Principal Protection                                          $   6.84 per account per year
                Variable Annuity                                              $   9.15 per account per year
       Closed Accounts
                ING Funds                                                     $   0.75 per account per year
                Principal Protection Funds                                    $   0.56 per account per year
                Variable Annuity Funds                                        $   0.75 per account per year

C.     TRANSACTION FEES:

       ING Omnibus Transactions                                               $   0.75 per transaction
       Principal Protection Omnibus Transactions                              $   0.56 per transaction

D.     OTHER SERVICES:

       Incoming Telephone Calls
                First 2,850 calls monthly (110% of 2003 average)              Bundled in open account fee
                Calls in excess of 2,850 monthly                              $   4.00 per call
       Anti-Money Laundering                                                  $   0.15 per account per year
       TA2000 Voice(TM)                                                       Included in open account fee
       Lost Shareholder Compliance                                            Included in open account fee
       Cost Basis Accounting Fees                                             Included in open account fee
       DST NSCC Transaction Fees                                              Included in open account fee

ING FUND SERVICES FEE SCHEDULE

D.     OTHER SERVICES CONTINUED:

       * AWD licenses associated with mutual fund shareholder servicing and mutual fund order desk are included in open account fee. Additional licenses will be bid on an as-needed basis.

E.     PROGRAMMING/SUPPORT:

     * Computer/Technical Personnel (Standard 2004 Rates):
         Business Analyst/Tester:
             Dedicated                                                       $ 102,000 per year
             On Request                                                      $   81.00 per hour
         COBOL Programmer:
             Dedicated                                                       $ 163,000 per year
             On Request                                                      $  130.00 per hour
         Workstation Programmer:
             Dedicated                                                       $ 199,000 per year
             On Request                                                      $  163.00 per hour
         Web Developer:
             Dedicated                                                       $ 235,000 per year
             On Request                                                      $  194.00 per hour

     * Full Service Staff Support:
             Senior Staff Support                                            $   75.00 per hour
             Staff Support                                                   $   55.00 per hour
             Clerical Support                                                $   45.00 per hour

         Two dedicated programmers are included in the account fees. All hours above those dedicated programmers will be billed at the then-current rates.

F.     SHAREHOLDER CHARGES:

         Fiduciary Trustee Fees:                                             $   12.00 per SSN per
                                                                             Plan type

NOTES TO THE ABOVE FEE SCHEDULE

A. The above schedule does not include reimbursable expenses that are incurred on the Fund's behalf. Examples of reimbursable expenses include but are not limited to forms, postage, printing and mailing services, telephone and data communications lines, long distance charges, remote client hardware, disaster recovery (2004: $0.20 per open account per year, subject to change annually), document storage, proxy processing/tabulation/certification, magnetic tapes, microfilm/microfiche/CDROM, bank charges, NSCC charges, lost shareholder vendor charges, Customer Identification Program vendor charges, etc.

B. Any fees or reimbursable expenses not paid within 45 days of the date of the original invoice will be charged a late payment fee of 1.5% per month until payment is received.

C. The above fees, except those qualified by an "*", are guaranteed through February 28, 2006. Those fees qualified by an "*" are subject to change with 60 days written notice. This agreements automatically renewable annually upon initial expiration at the discretion of both parties.

D. DST receives net earnings from transfer agency DDA operating account balances where ever the balances are held. Contingent on ING legal approval


Fees Accepted By:

/s/ [ILLEGIBLE]                                            /s/ [ILLEGIBLE]
-----------------------                                    ---------------------
DST Systems, Inc.                                          ING Funds

   2/18/2004                                                  2/18/2004
-----------------------                                    ---------------------
Date                                                       Date

                            VISION(R) MUTUAL FUND GATEWAY              EXHIBIT A
                                    FEE SCHEDULE

INQUIRY ONLY

Initial Set-up Fee                            None
Per View Charge                               $.05 (includes the viewing of fund
                                              documents were applicable)
Monthly Minimum charge                        None

TRANSACTION PROCESSING

Initial Set-up Fee                            $5,000 (If not a current FAN user)
                                              $2,500 (If already using FAN)

Per Transaction Charge                        $ .50 Purchase, Redeem, Exchange, or Literature Order
                                              $3.00 Per New Account Set Up
                                              (new account set up may contain multiple fund/accounts)
DOCUMENTATION HANDLING FEES

Document Submission Scanned                   $125.00/Document
Document Submission Electronic                $ 20.00/Document
Document Storage                              $  1.00/Document/Week

Document formatting and related programming charges will be determined per agreement between Customer and Output Technologies Solutions.

Monthly Minimum charge                        $500 or actual usage charge if
                                              greater than $500

PER ID CHARGES

NUMBER OF ID BREAKPOINTS                      ID CHARGE BREAKPOINTS
------------------------                      ----------------------
         1-500                                $5.00 per month/per ID
         501-1000                             $4.00 per month/per ID
         1001-2000                            $3.00 per month/per ID
         2001-3000                            $2.00 per month/per ID
         3001- +                                      None

                                   FAN MAIL(R)                         EXHIBIT B
                                  FEE SCHEDULE

1.   FILES.

     The following definitions shall apply to this File and Usage Fee Schedule:

     "Account Position File" - This file reports the current share balance and net asset value for every account, regardless of whether the account had activity. This file is generally provided on a monthly basis and consists of two (2) records per account.

     "DIRECT FINANCIAL ACTIVITY" - THIS FILE IS GENERATED AS A RESULT OF ACTIVITY BEING POSTED TO THE SHAREOWNER ACCOUNT. THE INFORMATION IN THIS FILE REPORTS ALL ACTIVITY INVOLVING THE MOVEMENT OF MONEY AND/OR SHARES (WITH THE EXCEPTION OF DISTRIBUTIONS) AND CONSISTS OF TWO (2) RECORDS PER ACCOUNT.

     "Account Master Position/New Account Activity/Non-Financial Activity" - This file provides registration information on each shareholder account for the planner. The Account Master Position is used to initialize the planner's database. The New Account Activity provides any new accounts established for the planner. The Non-Financial Activity is generated from maintenance activity to the shareowner registration. These files consist of three (3) records per account.

     "Distribution Activity" - This file is used to confirm all activity resulting from the distribution of a dividend, and long or short term capital gain. The file will be generated after the distribution has been applied to the shareholder account. This file consists of two records (2) per account.

     "Daily Price" - The price file consists of the daily offering price and Net Asset Value of every CUSIP (separate security).

2.   USAGE FEES.

     Most "Files" that are made available to Recipients consist of two (2) records per account, each 160 bytes of information being a separate record. Accordingly, by way of example, a position record consists of two (2) 160-byte records. The Account Master Position, New Account Activity and Non-Financial Activity files each contain three (3) records. Each file made available to a Recipient also requires a "header record" and a "trailer record". DST will charge Customer fees per record made available, including header records and trailer records, based on the method of delivery and in accordance with the following schedules. DST will not bill Recipients for the Files made available to them.

     DST will offer Customer discounts based on the amount of each total per record charge per method of delivery incurred by Customer in a month. The following fee and discount schedules will apply:

                                        DELIVERY VIA INTERNET FTP
                 LEVEL                        PER RECORD FEES
                 -----                  --------------------------
              Branch/Rep                           $0.018
                 Dealer                            $0.012
               Price File                     $0.002 or $1.75
                                          per Recipient per month,
                                             whichever is less

                                INTERNET FTP DISCOUNTS
              TOTAL INTERNET                              % DISCOUNT ON
             PER RECORD FEES                          AMOUNT OVER THRESHOLD
             ---------------                          ---------------------
             $0.00 - $2,500.00                                  0%
           $2,501.00 - $5,000.00                               10%
           $5,001.00 - $7,500.00                               15%
           $7,501.00 - $10,000.00                              20%
          $10,001.00 - $30,000.00                              25%
         $30,001.00  -         +                               50%

Monthly FAN Mail Access and Support Charge                      $ 500.00

The Monthly FAN Mail Access and Support Charge paid by Customer shall be included in the above amounts for purposes of determining any discount; however, the discount will apply only to the amounts occasioned by the per record charge.

                      NSCC FEES AND OUT-OF-POCKET EXPENSES             EXHIBIT C
                                  FEE SCHEDULE

SETTLING BANK FEES

     The fund may be charged fees by the Settling Bank at which the net settlement account resides for monthly maintenance of this account. These are negotiated directly between the Fund and the Settling Bank.

NSCC PARTICIPANT FEES

     The NSCC charges $40 per month per management company for datacommunications costs.

       A combined maximum membership fee of $200 per month is charged for Fund/SERV and Networking:

     FUND/SERV:

     Membership Fee - $50 per month

     The NSCC charges an activity charge of $.25 per inputted transaction. Transactions include purchases, redemptions and exchanges.

     NETWORKING:

     Membership Fee - $200 per month

       -  $.02 per account for funds paying dividends on a monthly basis
          - $.01 per account for funds paying dividends other than monthly
          - Position File Fee: $1.50 per 5,000 records in excess of twice the firm's accounts

     COMMISSION SETTLEMENT:

     Membership Fee - $50 per month

       - $.30 per hundred records, per month, for one to 500,000 records; there is a $50 per month minimum processing charge
         - $.20 per hundred records, per month, for 500,001 to 1,000,000 records
         - $.10 per hundred records, per month, for 1,000,001 records and above

Other fees related to NSCC activity may be assessed by the NSCC at their discretion